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                                 EXHIBIT (10)
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                        Opinion and Consent of Counsel
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     TRANSAMERICA OCCIDENTAL LIFE LETTERHEAD APPEARS HERE


                                                    August 24, 1995



     Board of Directors
     Transamerica Investors, Inc.
     1150 South Olive
     Los Angeles, CA 90015

     Gentlemen:

          I have acted as counsel to Transamerica Investors, Inc. (the "Corporation"), a corporation organized under the laws of the State of Maryland, in connection with its registration as an open-end management investment company under the Investment Company Act of 1940 and in connection with its registration of an indefinite number of its shares of stock (the "Shares") under the Securities Act of 1933. It is my opinion that:

          1. The Corporation has been duly organized, is existing in good standing and is authorized to issue the Shares.

          2. The Shares have been duly authorized and when issued and delivered as provided in the registration statement filed by the Corporation with the Securities and Exchange Commission will be legally issued, fully paid and nonassessable.

     I hereby consent to the filing of this opinion with the registration statement filed by the Corporation with the Securities and Exchange Commission.

                                                    Very truly yours,


                                                    /s/ Reid A. Evers
                                                    Reid A. Evers